Exhibit 10.26

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Addendum No. 3 to the Google Cloud Platform License Agreement

This Addendum No. 3 (the “Addendum”) amends the Google Cloud Platform License Agreement previously entered into between Google Inc. ("Google"), and the customer set out in the signature block below (the "Customer") (the “Agreement”).  Capitalized terms used but not defined in this Addendum have the meaning given to them in the Agreement. This Addendum will be effective from the date on which it is signed by Google (the “Addendum Effective Date”).

1.	Affiliate Orders and [*].

a. Subject to Section 1(b) below, an Affiliate of Snap Inc. (“Customer Affiliate”) may enter into a separate contract with Google governing such Customer Affiliate’s use of the Services by the mutual execution of [*] however, Google may [*] with a Google Affiliate (each, a “Customer Affiliate Agreement”). [*] that [*] and with [*].  Nothing in this Addendum [*] and [*].

b. The following terms will apply to the Customer Affiliate Agreements:

i. For all purposes of the Customer Affiliate Agreement, the term “Customer” as it appears in this Agreement will mean only the Customer Affiliate executing the Customer Affiliate Agreement.

ii.In the event [*] under the Customer Affiliate Agreement, [*].

iii.In addition to the termination rights set forth in this Agreement, the Customer Affiliate Agreement will terminate immediately in the event that (A) [*] or (B) the Agreement terminates.

c.The following terms of the Agreement do not apply to Customer Affiliate Agreements:

i.[*] under [*] to the Agreement.

ii.The terms of [*] the Agreement, including [*].

iii.[*] pursuant to [*] of the Agreement, provided, however that [*] may [*] and [*] may [*], if applicable.

iv.[*] Customer Affiliate only if [*]

v.The following will replace [*] of the Agreement in all Customer Affiliate Agreements:
[*]

2.Customer Affiliate Fees. [*] to the Agreement:

a.[*]

3.Customer Affiliate Fees and [*]. [*] to the following Affiliates:

a.[*]

4.[*] Pricing.  Beginning within 5 days of the Effective Date of this Addendum, the following Fees will apply:

Service	Fee
[*]	[*]

4. Miscellaneous. All other terms and conditions of the Agreement remain unchanged and in full force and effect.  If the Agreement and the Addendum conflict, the Addendum will govern. This Addendum is subject to the “Governing Law” section in the Agreement.

This Addendum has been signed by the parties’ authorized representatives.

[signatures follow on separate page]

Google LLC	Customer: Snap Inc.
By: /s/ Philipp Schindler	By: /s/Jerry Hunter
Print Name: Philipp Schindler	Print Name: Jerry Hunter
Title: Authorized Signatory	Title: VP Core Engineering
Date: November 17, 2017	Date: November 16, 2017

Customer: Snap Group Limited
By: /s/ David Lewis

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Print Name: David Lewis
Title: Director and Associate General Counsel
Date: November 16, 2017

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

	Google Inc 1600 Amphitheatre Parkway Mountain View, California 94043	Order Form: Google Cloud Platform
CUSTOMER INFORMATION - REQUIRED
CUSTOMER AFFILIATE (Enter Company’s Full Legal Name):
	Corporate Contact Information:	Billing Contact Information: (Contact who will review the invoice if different from Corporate Contact)
Name:
Address:
City, State, Zip:
Phone:
Email:		Billing Contact Email:
Invoice Delivery Email: (List email that should receive invoice, if different from Billing Contact Email)

ACCOUNT INFORMATION - REQUIRED

Technical Contact:

(Contact will become initial billing administrator, and if support is purchased, initial Google for Work Support Center user) ***

●Name:

●Email:

●Phone:

Customer Domain:

Google Account Email Address:

(associated with the Admin Console)

Purchase Order Required: Yes ☐ No ☐ If Yes, Purchase Order #: Tax Exempt: Yes ☐ No ☐ (If Yes is checked, please provide certificate) VAT or applicable tax # (Non-U.S. Customers only):

***Additional billing administrators and Google for Work Support Center users can be added by the Technical Contact at a later time.

ORDER INFORMATION - REQUIRED
Product	Other Terms (if any)
Google Cloud Platform Services
Technical Support Services	☐Bronze ☐Silver or ☐Gold or ☐Platinum (select one)

ACCOUNT MANAGER TO COMPLETE THIS SECTION – REQUIRED
Account Manager:	Google Legal Customer ID (required):

Order Form Terms and Conditions

1. This Order Form is entered into between Google and the Customer Affiliate set forth above [*], the “Agreement”).  All capitalized terms in this Order Form have the meanings stated in the Agreement, unless stated otherwise.

2. For purposes of this Order Form, the Agreement is amended as follows:

2.1The term “Customer” as it appears in the Agreement will mean only the Customer Affiliate.

2.2

The initial term of this Order Form starts on the Effective Date of this Order Form and continues for a period of [*], unless terminated earlier as set forth in the Agreement or this Order Form. After the initial term of this Order Form and each subsequent renewal term, this Order Form will automatically renew under the Agreement for an additional term of [*]. This notice of non-renewal will be effective upon the conclusion of the then-current Order Form term.

2.4	In addition to the termination rights set forth in the Agreement, this Order Form will terminate immediately in the event that (A) [*] or (B) the Agreement terminates.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3. By signing this Order Form, each party represents and warrants that: (i) it has read and understands the Agreement that is incorporated by reference into this Order Form and agrees to be bound by the terms of the Agreement, and (ii) it has full power and authority to accept this Order Form. In addition, Customer Affiliate represents and warrants that it is an Affiliate of Customer.

This Order Form has been executed by persons duly authorized as of the date signed by the last party below (“Effective Date”).

Google Inc (“Google”)	Customer Affiliate
By:	By:
Print Name:	Print Name:
Title:	Title:
Date:	Date:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.